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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

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                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

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                              GAMETECH INTERNATIONAL, INC.
               (Exact name of registrant as specified in its charter)

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              DELAWARE                              33-0612983
       (State of incorporation)                  (I.R.S. Employer
                                                 Identification No.)

                              2209 W. 1ST STREET
                                 SUITE 113-114
                             TEMPE, ARIZONA  85281
                   (Address of principal executive offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

Securities to be registered pursuant to Section 12(b) of the Act:

                                    NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                   COMMON STOCK, PAR VALUE $.001 PER SHARE
                              (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         COMMON STOCK. The information required by Item 202 of Regulation S-K is hereby incorporated by reference to the information presented under the caption "Description of Capital Stock" in the Registration Statement on Form S-1 (Reg. No. 333-34967), as amended (the "Common Stock Form S-1"), filed with the Securities and Exchange Commission for the 3,710,000 shares of the Common Stock of GameTech International, Inc.

ITEM 2.  EXHIBITS.

Exhibit
Number   Description
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1.       Form of Stock Certificate of the Registrant (1)

2.       Amended Certificate of Incorporation of the Registrant (2)










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1   Incorporated by reference to Exhibit 4.1 to the Common Stock Form S-1.

2   Incorporated by reference to Exhibit 2.1 to the Common Stock Form S-1.

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                                      SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            GAMETECH INTERNATIONAL, INC.
                                            (Registrant)


Date:  November 20, 1997                    By  /s/ CLARENCE H. THIESEN
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                                                Clarence H. Thiesen
                                                Chief Financial Officer